UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                        Duck Head Apparel Company, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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

[Graphic:  desk-top computer                           [Graphic:  telephone
overlaid with circle and                               overlaid with circle and
slash mark]                                            slash mark]
NO INTERNET OR PROXYEDGE                               NO TELEPHONE
VOTING                                                 VOTING

                                IMPORTANT NOTICE

                    RE: DUCK HEAD APPAREL 2000 ANNUAL MEETING

                                PLEASE VOTE TODAY

Dear Duck Head Apparel Shareholder:

     Our annual meeting is fast approaching and, whether or not you plan to attend the meeting in person, we urge you to mail the enclosed proxy card AS SOON AS POSSIBLE.

                    YOUR PROXY CARD SHOULD BE MAILED PROMPTLY

o    BECAUSE OF THE CONTESTED NATURE OF OUR ANNUAL MEETING, THERE MAY BE:
                           NO TELEPHONE VOTING
                           NO INTERNET VOTING
                           NO PROXYEDGE VOTING

o IN ORDER TO BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING, IT IS RECOMMENDED THAT YOU VOTE PROMPTLY.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN,  PLEASE TAKE A MOMENT TO SIGN,  DATE
                                                                     -----------
AND RETURN THE ENCLOSED PROXY.  Remember,  if you have already voted and wish to
-----------------------------
change your vote, you have every legal right to do so by returning the enclosed proxy. Only your latest dated proxy will count in the final tally at the Annual Meeting. If you have any questions or need assistance, please call: MacKenzie Partners, Inc., Toll Free at 800-322-2885 or Collect at 212-929-5500. Thank you for your prompt attention to this matter.

Sincerely,

Duck Head Apparel Company, Inc.